UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 8, 2011

Southern First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

100 Verdae Boulevard, Suite 100, Greenville, SC	29606
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  APPOINTMENT OF CERTAIN OFFICERS.

(c) On March 8, 2011, Southern First Bancshares, Inc. (the "Company"), announced that Michael D. Dowling, 39, has been named Chief Financial Officer of the Company’s wholly owned subsidiary, Southern First Bank, N.A. (the "Bank").

Mr. Dowling was previously employed with KPMG LLP where he served most recently as an audit partner.  He has been with KPMG since 1994 where he was a member of their Financial Services practice.  Mr. Dowling has extensive experience working with public companies and financial institutions and was admitted to the KPMG partnership as an audit partner in 2005.  Mr. Dowling is a 1993 graduate of Clemson University with a degree in Accounting and is a certified public accountant in North Carolina, and South Carolina.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  Financial Statements and Exhibits

            (d)        Exhibits

            Exhibit No.      Exhibit

            99.1                 Press Release announcing the appointment of Michael D. Dowling as chief financial officer.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                        SOUTHERN FIRST BANCSHARES, INC.

                                                                                                                        By:       /s/ R. Arthur Seaver, Jr.

                                                                                                                        Name:  R. Arthur Seaver, Jr.

                                                                                                                        Title:    Chief Executive Officer

Dated: March 8, 2011

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EXHIBIT INDEX

Exhibit
Number   Description

99.1        Press Release announcing the appointment of Michael D. Dowling as chief financial officer.

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